UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2004

                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                            0-28538                 13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

 1999 Broadway, Ste. 4300, Denver, Colorado                             80202
 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code       (303) 296-5600
                                                  ------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01       Entry into Material Definitive Agreement.

     On November 12, 2004, TIMET UK Ltd. ("TIMET UK"), a wholly owned subsidiary of Titanium Metals Corporation ("TIMET"), entered into three new leases with The Prudential Assurance Company Limited ("Prudential") for TIMET UK's principal facilities located in Witton, England. The two leases for TIMET UK's manufacturing facilities each have a term of 20 years, and the lease for TIMET UK's office space has a term of 10 years. TIMET UK pays aggregate rent of approximately (pound)752,580 per year for the three leases, which amount is subject to adjustment every five years at a rate of 2.0% per annum, compounded annually. The first rent payment under the new leases is not due until October 2006. The leases are substantially identical in form, and a form of lease is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Item 1.02       Termination of a Material Definitive Agreement.

     Contemporaneously with entering into the new leases described in Item 1.01, TIMET UK and Prudential agreed to terminate the previously effective leases for the same facilities. The previously effective leases permitted TIMET to terminate the leases at the end of 2006 or 2016, while the new leases do not contain a similar termination right. Under the previously effective leases, TIMET UK's aggregate rental rate was approximately (pound)663,224 per year, which amount was subject to adjustment every five years based upon changes in the Retail Prices Index for all items excluding housing as published by HM Government's relevant statistics office, with the next adjustment scheduled for February 2006. TIMET agreed to the new rental rate and lease terms under the new leases in exchange for the abatement of rental payments until October 2006 and the fixed rent escalation provision.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

       (c)      Exhibits.

                Item No. Exhibit Index
                -------- -------------------------------------------------------

                10.1 Form of Lease Agreement dated November 12, 2004, between The Prudential Assurance Company Limited and TIMET UK Ltd., related to the premises known as Timet Number 2 Plant, The Hub Birmingham.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)

                                     /s/ Matthew O'Leary
                                     Matthew O'Leary
                                     Corporate Attorney and Assistant Secretary



Date: November 17, 2004

                                INDEX TO EXHIBITS

Exhibit No.              Description

10.1 Form of Lease Agreement dated November 12, 2004, between The Prudential Assurance Company Limited and TIMET UK Ltd., related to the premises known as Timet Number 2 Plant, The Hub Birmingham.

                     DATED                      2004





                     (1)        THE PRUDENTIAL ASSURANCE COMPANY LIMITED




                     (2)        TIMET UK LIMITED










                                      LEASE

                                 - relating to -

                              the premises known as
                              Timet Number 2 Plant
                                     The Hub
                                   Birmingham









                                     [LOGO]
                                  Forsters LLP
                               67 Grosvenor Street
                                 London W1K 3JN
                               Tel: 020 7863 8333
                               Fax: 020 7863 8444
                           Email: Mail@Forsters.co.uk
                                     Ref: MH








TABLE OF CONTENTS

                                                                                                     Page No.

1.       Definition and Interpretation.................................................................1

2.       The Grant of the Lease.......................................................................10

3.       Rents And Other Financial Provisions.........................................................10

4.       Insurance....................................................................................13

5.       Repair Maintenance And Decoration............................................................19

6.       Alterations The Planning Acts The CDM Regulations And Legislation Generally
         And Aerials Signs And Advertisements.........................................................23

7.       User.........................................................................................30

8.       Disposal of the Property.....................................................................32

9.       Miscellaneous Tenant's Covenants.............................................................36

10.      Miscellaneous Landlord's Covenants...........................................................40

11.      Miscellaneous Further Agreements and Declarations............................................41

12.      Notices......................................................................................44

13.      Exclusion of Security of Tenure..............................................................45

SCHEDULE 1............................................................................................46

Part One - The Property...............................................................................46

Part Two - Rights granted to the Tenant...............................................................47

Part Three - Rights Excepted and Reserved to the Landlord.............................................48

Part Four - The Title Encumbrances....................................................................50

SCHEDULE 2............................................................................................50

Services and Service Charge...........................................................................50

SCHEDULE 3............................................................................................58

Covenants and Agreements by a Surety of an Assignee...................................................58

SCHEDULE 4............................................................................................61

Covenants and agreements by a surety or sureties in respect of an underlease..........................61

61




THIS LEASE is made the                 day of                              2004

BETWEEN:

(1) THE PRUDENTIAL ASSURANCE COMPANY LIMITED (registered in England and Wales with number 0015454) whose registered office is at 142 Holborn Bars London EC1N 2NH (hereinafter called "the Landlord") and

(2) TIMET UK LIMITED (registered in England and Wales with number 530589) whose registered office is at PO Box 704 Witton Birmingham B6 7UR (hereinafter called "the Tenant")

NOW THIS DEED WITNESSETH as follows:

1.   Definition and Interpretation

1.1  In this Lease the following expressions shall have the following meanings:


  Authorised User:  means a purpose  of  purposes  within  Class B1  (except  as hereinafter mentioned) Class B2 and/or Class B8 of the Schedule to the Town and Country Planning (Use Classes) Order 1987 but for the purposes of this definition and this Lease such Order shall be deemed to exclude paragraph (a) from the wording of Class B1 as contained in the Schedule to such Order together with ancillary offices and parking of vehicles

Base Rate:          means  either  the base  rate  from time to time in force of
                    HSBC Bank plc (or of such other bank being a member of the Committee of London Clearing Banks as the Landlord may from time to time nominate) or if at any time no such base rate shall exist or be published then such alternative rate at such time which the Landlord may reasonably specify in substitution for such base rate

CDM Client:         has  the   meaning   designated   to  "Client"  by  the  CDM
                    Regulations

CDM Regulations:    means the Construction  (Design and Management)  Regulations
                    1994

Car Parking Spaces: means  25  car  parking   spaces  upon  the  Estate  as  are
                    designated from time to time by the Landlord as which shall be reasonably convenient for use by the Tenant or occupiers or users of the Property

Common Parts:       means those areas  facilities and other things which are not leased or intended to be leased by the Landlord and which are designed or allocated by the Landlord for the use enjoyment or benefit of tenants within the Estate and/or persons using or visiting the Estate (including where appropriate the Landlord) and/or estate management purposes
                    (as varied from time to time by the Landlord) including for example all access and estate roads entrances pedestrian ways street lighting the Car Parking Spaces and other vehicle parking facilities vehicle circulation areas any Service Areas and other vehicle loading and unloading areas forecourts yards pathways perimeter walls fences gates stores street signs and names Estate signs and signboards street furniture sculptures decorations management offices and security offices and gate houses and other common areas and open spaces upon serving or enjoyed by the Estate or any part or parts thereof

Conducting Media:   means  drains  channels  sewers flues  conduits  ducts pipes wires cables watercourse gutters culverts soakaways and other similar transmission media and installations and all ancillary fixings louvres cowls covers and other apparatus and references to Conducting Media being "in" or "on" include Conducting Media in on under or through

Construction Work:  has the meaning designated to such term by the CDM
                    Regulations

Contractual Term:   means 20 years as from (and including) the Term Commencement
                    Date

Estate: means that property which shall from time to time comprise the estate of the Landlord known as The Hub Birmingham (the boundaries of which as at the Term Commencement Date are for the purposes of identification only shown edged red (excluding the land shown hatched green) on Plan A) and any additional property which the Landlord may notify the Tenant shall be included in "the Estate"

Estate Footpaths:   means such unadopted  pedestrian  footpaths or ways or parts of such pedestrian footpaths or ways as are now or at any time during the Term may be upon or lead into the Estate including any alterations or additions to such pedestrian footpaths or ways and which the Landlord shall from time to time make available and designate for use by the tenants occupiers and users of the Estate and visitors to the Estate

Estate Roads:       means such unadopted roads or parts of such roads as are now or at any time during the Term may be upon or lead into the Estate including any alterations or additions to such roads and which the Landlord shall from time to time make available and designate for use by the tenants occupiers and users of the Estate and visitors to the Estate

Group: means a group of companies within the meaning of Section 42 of the Landlord and Tenant Act 1954

Health and
Safety File:        has  the  meaning   designated  to  such  term  by  the  CDM
                    Regulations

Insured Risks:      fire lightning  explosion aircraft and articles dropped from them riot civil commotion malicious damage storm tempest flood earthquake bursting or overflowing of water tanks apparatus and pipes impact by any vehicle and such other risks as the Landlord may reasonably consider necessary to insure

Landlord's Fixtures
and Fittings:       has the meaning as defined in Part One of Schedule 1

Landlord's Group:   means the Group of which the Landlord is a member

Landlords Neighbouring
Property:           means any Neighbouring Property now or at any time hereafter in the ownership of the Landlord or any member of the Landlord's Group

Landlord's Surveyor: means such suitably qualified person who shall be appointed or employed by the Landlord from time to time during the Term and such person may be but not necessarily shall he in the employ of or otherwise connected with the Landlord

Last Year
of the Term:        means  the  period of  twelve  months  the last day of which shall be the Lease Termination Date

Lease
Termination Date:   means the date of expiry of the Term  unless  for any reason this Lease shall he terminated prior to the date of expiry of the Contractual Term in which case "Lease Termination Date" shall mean such date of termination

Legislation:        means any statute or any order instrument or regulation made under any statute or any notice or order issued by a government department or minister or by a local public regulatory or other authority (and in each such case whether present or future)

Loss: means in relation to any person any liability incurred by such person any loss injury or damages suffered by it any damage awarded against it any claim demand action or proceeding made or brought against it or any costs expenses or disbursements incurred by it (and "Losses" shall be construed accordingly)

Neighbouring
Property:           means any land or buildings  or parts of buildings  (whether already or hereafter to he erected) adjoining or near to the Property

Plan A:            means the plan annexed to this deed marked "Plan A"

 Plan B:           means the plan annexed to this deed marked "Plan B"

Planning Acts:      means the Town and Country  Planning  Act 1990 the  Planning
                    (Listed  Buildings  and  Conservation  Areas)  Act  1990 the
                    Planning  (Hazardous   Substances)  Act  1990  the  Planning
                    (Consequential   Provisions)   Act  1990  the  Planning  and
                    Compensation Act 1991 and any other Act of Parliament of a similar nature in force from time to time

The Property:       means the property described in Part One of Schedule 1

Quarter: means any period commencing upon (and including) a Quarter Day and expiring upon (and including) the day immediately before the next Quarter Day

Quarter Days:       means 25 March 24 June 29 September  and 25 December in each year and "Quarter Day" shall be construed accordingly

the Rent:           means   the   yearly   rent   which   shall   initially   be
                    (pound)386,461 (Three hundred and eighty six thousand four hundred and sixty one pounds) per annum exclusive and thereafter:

                    from and including the fifth anniversary of the Term Commencement Date (pound)426,684 (Four hundred and twenty six thousand six hundred and eighty four pounds) per annum exclusive;

                    from and including the tenth anniversary of the Term Commencement Date (pound)471,093 (Four hundred and seventy one thousand and ninety three pounds) per annum exclusive; and

                    from and including the fifteenth anniversary of the Term Commencement Date (pound)520,124 (Five hundred and twenty thousand one hundred and twenty four pounds) per annum exclusive

Rent
Commencement Date:  means 12 October 2006

Service Areas:      means  that area or those  areas  upon the  Estate  (if any)
                    designated from time to time during the Term by the Landlord as "the Service Areas"

Service Charge:     has the meaning given to it by Schedule 2

Service Charge
Commencement
Date:               means the date of this Lease

Schedule
of Condition:       means a schedule of condition in two volumes  totalling  101 pages dated November 1995 (including 571 representative photographs) prepared by Chesterton for Holford Estates
                    Limited which the parties consider to be a representative statement of the state of repair and condition of the Property as at that date

Term:               means the Contractual Term

Term Commencement
Date:               means 29 September 2004

Title Encumbrances: means all rights  easements  quasi-casements  privileges and other matters affecting the Property including (but not by way of limitation) so far as they affect the Property and are subsisting or capable of taking effect or are exercisable or capable of being enforced those matters mentioned or referred to in Part Four of Schedule 1

Undertenant:        means any  undertenant  deriving  title under the Tenant (or its predecessors in title) whether immediate or derivative and such expression shall include any licensee of the Tenant
                    (or its predecessors in title) or of any such undertenant and where the context so admits also any servant agent or invitee of any such undertenant or licensee (and the expression "Undertenants" shall be construed accordingly)

Uninsured Risk:     an  Insured  Risk  against  which  insurance  ceases  to  be
                    obtainable  on  normal   commercial   terms  in  the

                    London insurance market at rates generally available in the London insurance market for a property of this type size and location



Value Added Tax:    means  Value  Added  Tax  and any tax  duty or  charge  of a similar nature that may he substituted for it or charged in addition to it

1.2       In and for the purpose of this Lease:

          (a) any reference to "the Landlord's reversion" means the immediate reversion of the Property expectant on the expiry of the Term

          (b) any reference to "this Lease" includes where the context so admits this deed and any other deed or document which may at any time be supplemental to or vary this Lease or which may he entered into pursuant to or in accordance with this Lease at the request or with the consent of the Tenant or any of its predecessors in title

          (c) the expression "Landlord" shall where the context so admits include the person for the time being entitled to the Landlord's reversion

          (d) the expression "Tenant" shall include the person for the time being in whom the tenant's interest under this Lease is vested

          (e) the word "person" includes an individual a body corporate a firm an unincorporated association or any other body or entity possessing legal personality

          (f) wherever this Lease provides for any matter to be determined by the Landlord's Surveyor the determination of the Landlord's Surveyor shall he binding (save in the case of manifest error)

          (g) words importing the singular number include the plural number and vice versa and words importing one gender include all genders

          (h) where there are two or more persons included in the expression "the Tenant" covenants and obligations expressed to be entered into by the Tenant shall be deemed to be entered into by such persons jointly and severally

          (i) any statute or provision of any statute referred to in this Lease shall be deemed to include any statutory amendment modification or re-enactment thereof for the time being in force and any order instrument and regulation made thereunder save that the foregoing shall not apply to any reference herein to the Town and Country Planning (Use Classes) Order 1987 or to Section 42 of the Landlord and Tenant Act 1954 or to Section 16 of the Landlord and Tenant (Covenants) Act 1995 (save for amendments to any of these provisions in force at the date of this Lease)

          (j) any covenant or agreement by the Tenant not to do an act or thing shall be construed as if it were a covenant or agreement not to do or permit or suffer such act or thing

          (k) references to any right exercisable by or excepted and reserved to the Landlord (including for example any right to have access to or entry upon the Property) shall where the context so admits include the exercise of such right by any superior landlord and all persons authorised by the Landlord or any superior landlord

          (l) in any case in which the consent or approval of the Landlord is required under this Lease the giving of such consent or approval shall be conditional upon the consent or approval of any superior landlord or other reversioner being obtained and of any mortgagee or mortgagees of the Landlord or any superior landlord or other reversioner and of the insurers or underwriters of the Landlord or any superior landlord or reversioner so far as any such further consent or approval may be required and nothing in this Lease implies that any such further consent may not he unreasonably withheld

          (m) any consent approval authorisation notification notice request requirement or recommendation or demand for payment or repayment of any money required given or made under this Lease shall take effect or be given only if given or made in writing

          (n) in interpreting this Lease the wording contained in the index attached to this Lease or the headings to clauses sub-clauses schedules parts of schedules or paragraphs within .this Lease or upon the covers of this deed shall be disregarded

          (o)  references in this deed to clauses  sub-clauses and schedules are
               to  clauses   sub-clauses  and  schedules  of  this  deed  unless
               otherwise stated

          (p) all Schedules to this Lease shall form part of this Lease and it is agreed that the Landlord and the Tenant shall comply with their respective obligations contained in such Schedules

2.        The Grant of the Lease

          The Landlord lets the Property to the Tenant for the Contractual Term Together With the rights set out in Part Two of Schedule I But Except and Reserving the rights stated to be excepted and reserved in Part Three of Schedule I And subject to the Title Encumbrances

3.        Rents And Other Financial Provisions

3.1       Rents

          The Tenant covenants with the Landlord to pay to the Landlord by way of rent:

          (a) The Rent as from (and including) the Rent Commencement Date throughout the remainder of the Term such rent to be payable by equal quarterly instalments in advance on the Quarter Days save that:

               (i) the first payment in respect of the period from and including the Rent Commencement Date to and including that day being the day immediately preceding the first of the Quarter Days following the later of the Rent Commencement Date and the date of this deed shall be made on the later of the Rent Commencement Date and the date of this deed and

               (ii) where the Rent shall be payable in respect of a period which shall comprise part of (but not the whole of) a Quarter the Rent shall be apportioned on a daily basis by reference to the number of days in such Quarter

          (b)  the  Service  Charge at the times and in the manner  provided  by
               Schedule 2

          (c) within 5 working days of written demand any sums specified in clause 4

3.2       Rates and outgoings

          (a) The Tenant shall pay and indemnify the Landlord against all existing and future rates taxes duties charges assessments impositions and other outgoings whatsoever (whether imposed by statute or otherwise and whether of a national or local character and whether in the nature of capital or revenue) now or at any time during the Term payable in respect of or imposed or charged upon the Property or upon the owner or occupier in respect of the Property during the Term except such payments as shall be occasioned by any disposition of or dealing with the ownership of any estate or interest expectant in reversion on the Term and if any such rates taxes duties charges assessments impositions and other outgoings are charged in respect of the Property in conjunction with any other property then the Tenant shall within fourteen days after demand by the Landlord pay the Landlord a fair and reasonable proportion of the same which proportion shall in the absence of agreement be determined by the Landlord's Surveyor

          (b) If the Property or any part or parts thereof shall at any time prior to the Lease Termination Date be unoccupied for any period the Tenant shall indemnify the Landlord in respect of such relief against rates or other outgoings which would have been available to the Landlord following the Lease Termination Date (and which is not available to the Landlord) if the Property or any part or parts thereof had not been unoccupied as mentioned

          (c) Without prejudice to any other provisions of this Lease if any development shall be carried out or commenced upon the whole or any part of the Property by the Tenant or any Undertenant or there shall be any change of user of the whole or any part of the Property by the Tenant or any Undertenant or any disposition shall he effected of the whole or any part of the Property by the Tenant or any Undertenant which in any such case shall render the Landlord liable to any tax levy duty charge assessment or imposition whatsoever whether imposed by statute or otherwise and whether of a national or local character and whether in the nature of capital or revenue the Tenant shall indemnity the Landlord in respect of any such tax levy duty charge assessment or imposition

3.3       To pay for utility services

          The Tenant covenants with the Landlord to pay and discharge all existing and future costs charges and outgoings of whatever nature payable in respect of the supply or provision of any utility services for or serving the Property or any part thereof

3.4       VAT

          Where under the terms of this Lease the Tenant is obliged to pay any sum (whether of a specified amount or otherwise) and such sum is wholly or partly attributable to the supply of such goods or services as are within the charge to Value Added Tax under the Law for the time being in force such sum shall he deemed for all purposes to be increased by the amount of such Value Added Tax and the Tenant shall notwithstanding anything contained in this Lease pay such Value Added Tax save in so far as the Landlord is able to obtain credit for such Value Added Tax as an input tax and it is hereby agreed by the Landlord and the Tenant that:

          (a) the Landlord (or its managing agents) shall render a receipted tax invoice addressed to the Tenant in respect of any taxable supply made to the Tenant pursuant to this Lease upon receipt of payment for the same

          (b) for the purposes of this clause 3.4 the expressions "taxable supply" "input tax" and "tax invoice" shall have the same meanings as they do in the Value Added Tax Act 1994 and

          (c) any Value Added Tax payable by the Tenant to the Landlord shall be recoverable in the same manner as the sum in respect of which such Value Added Tax is payable

3.5            Interest for late payment

          (a) If any monies payable to the Landlord under this Lease shall not be paid on any of the days appointed for payment (whether the same shall have been formally demanded or not) or if payable following demand shall not be paid within fourteen days after demand being made the Tenant shall pay interest upon such monies from the date when such monies shall become due or (in the case of payments payable after demand) the date of demand until and including the date of actual payment (whether after or before any judgment) such interest to be calculated from day to day at a rate of four per centum above Base Rate and to be compounded on each of the Quarter Days

          (b) If any payment of any monies payable to the Landlord under this Lease shall as a result of a breach by the Tenant of any of its obligations under this Lease be declined by the Landlord so as not to waive any breach of covenant the Tenant shall pay interest upon such monies from the date the payment became due to the earlier of the date upon which payment is accepted by the Landlord or that date which shall he fourteen days after the Tenant notified the Landlord in writing that the breach has been remedied (such notification to be given not earlier than the date upon which the breach has been remedied) and proffers payment such interest to he compounded and calculated in accordance with the provisions of clause 3.5(a)

          (c) Nothing in this clause 3.5 shall entitle the Tenant to withhold or delay any payment of any sum payable under this Lease after the date upon which it first becomes payable or in any other way affect any other rights which the Landlord shall have arising from any failure or delay on the part of the Tenant in payment of any monies payable under this Lease

3.6            No right of' set off/direct bank payment

               The Tenant covenants to pay all rents and other sums payable under this Lease without any deduction whatsoever (whether by way of set off or otherwise) and (if and to the extent required by the Landlord) by banker's order or direct debit transfer to any bank and account in the United Kingdom that the Landlord may from time to time nominate

4.        Insurance

4.1       Insurance Rent

          The Tenant covenants with the Landlord to pay a sum equal to:

          (a) the cost (which shall not be unreasonably above rates of insurance premium generally available in the London insurance market and offered by insurers of repute against risks no less comprehensive than the Insured Risks for premises in all respects similar to the Property in type size location construction and capable of being used for all purposes permitted by this Lease as they may be from time to time) the Landlord incurs in insuring against employer's liability and public liability risks in respect of the Property and insuring the Property against the Insured Risks including:

               (i)  the preparation and settlement of any insurance claim

               (ii) the cost of complying with any  requirements  of the insurer
                    and

               (iii)valuation of the whole or any part of the Property  (but not more than once in every three year period)

          (b) the cost the Landlord incurs in insuring against three years' loss of the yearly rent and the Service Charge arising from damage to the Property by any Insured Risks

          The insurance cover may include VAT and take due account of the effects of inflation and escalation of costs and the Landlord's proper estimate of the market rent in the context of ensuing rent reviews and/or the end of the Term and the Landlord will be entitled to retain any commissions paid to it

4.2       Tenant's insurance obligations

          The Tenant covenants with the Landlord:

          (a)  not to do or omit in or upon the Property anything which may:

               (i) render the Landlord liable to pay in respect of the Property more than the rate of premium it might expect to pay in the open market to insure premises of a similar nature let on a similar basis against the Insured Risks or

               (ii) restrict  or make  void or  voidable  any  policy  for  such insurance

          (b) to pay to the Landlord on demand any increase in the rate of premium and all expenses properly incurred in connection with any renewal of such policy rendered necessary by a breach of clause 4.2(a)

          (c)  If:

               (i) any part of the Property is destroyed or damaged by any Insured Risk and

               (ii) the insurance  monies are wholly or partially  irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents employees or licensees the Tenant must pay to the Landlord on demand a sum equal to the whole or a fair proportion (as the case may require) of the irrecoverable insurance monies

          (d)  not to insure the Property against any of the Insured Risks

          (e) to notify the Landlord immediately in writing of damage to the Property by any Insured Risk

          (f) in the event of damage to the Property by any Insured Risk or Uninsured Risk rendering them unfit for occupation or use (if so required by the Landlord) to remove from the Property all property belonging to the Tenant or to any third party within one month of such damage and/or to indemnify the Landlord against the cost of doing so

          (g) in the event of damage to the Property by any of the Insured Risks to pay to the Landlord on demand a sum equal to any uninsured excess to which the insurance policy may be subject

          (h) not to leave the Property continuously unoccupied for more than 21 days without notifying the Landlord and providing such caretaking or security arrangements as the Landlord's insurers may require and/or the Landlord may reasonably require

4.3       Landlord's covenant to insure

          The Landlord covenants with the Tenant to keep insured the Property against loss or damage by the Insured Risks with an insurer of repute subject to such exclusions conditions limitations and uninsured excesses as the insurer may reasonably apply in a sum equal to:

          (a) the Landlord's opinion of the full cost of reinstatement including professional fees and the cost of removing all debris (excluding contents and stock debris) from the site of the Property and other incidental expenses and

          (b) three years' loss of the rent first reserved by this Lease and Service Charge

4.4       Reinstatement

          (a) The Landlord covenants with the Tenant subject to any necessary labour and materials being and remaining available which the Landlord must use reasonable endeavours to obtain as soon as possible to cause all insurance monies received (except sums received for loss of rent) to be applied in clearing the site and reinstating the Property and to pay any shortfall out of its own monies save to the extent that shortfall arises due to the failure of the Tenant to comply with its covenants in clause 4.2

          (b)  Any reference to reinstating  the Property in clauses 4.3 4.4 4.5
               4.6 and 4.7 means that the Property is reinstated substantially as it was before the relevant damage or destruction but not so as to provide accommodation identical in layout if it would not be sensibly practicable to do so

4.5       Suspension of Rent

          (a) If the Property or any part of it is so destroyed or damaged by an Insured Risk as to make it unfit for occupation or use or inaccessible the Rent and the Service Charge or a fair proportion according to the nature and extent of the damage sustained will not be payable until the earlier of the date on which:

               (i) the Property has been (as the case may be) reinstated and made fit for occupation or use (excluding fitting out and replacement of contents) or made accessible or

               (ii) the expiry of three  years from the date of such damage (but this shall not apply to the extent that insurance monies are not payable owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents employees licensees or contractors)

                    and the Landlord shall repay to the Tenant any Rent or Service Charge (or a proportion as appropriate) paid by the Tenant before the date of such damage and relating to a period after such date

          (b) Any dispute as to the amount or duration of the rent to be abated will be settled by a single arbitrator to be appointed by the president for the time being of the Royal Institution of Chartered Surveyors

4.6       Options to Terminate

          (a) If the Property or a substantial part of it is destroyed or damaged by an Insured Risk this Lease may be terminated by the Landlord giving to the Tenant (within 12 months after such destruction or damage) not less than six months' notice

          (b) If for any reason outside the Landlord's control it proves impossible to commence rebuilding work within two years of the date of such damage or destruction the Landlord may by notice to the Tenant terminate this Lease and upon receipt by the Tenant of such notice the Term shall end

          (c) If either the Landlord has not commenced rebuilding work on site within two years of the date of such damage or destruction or the Landlord has not completed reinstatement of the Property within two years and six months of such date then in either event this Lease may be terminated by the Tenant giving to the Landlord not less than six months' notice and upon the expiry of such notice the Term shall end but if by the expiry of such notice the Premises have been reinstated the notice will be void and this Lease will continue in full force and effect

          (d) If this Lease is terminated pursuant to clause 4.6(a) (b) or (c) the Landlord will be entitled to retain the whole of the insurance monies for its absolute use and benefit

4.7       Uninsured Risks

          (a)  For the purpose of this clause 4.7:

               (i) These provisions shall apply from the date on which any Insured Risk becomes an Uninsured Risk but only in relation to the Uninsured Risk

               (ii) References  to an Insured Risk  becoming an  Uninsured  Risk shall without limitation include the application by insurers of an exclusion condition or limitation to an Insured Risk to the extent to which such risk thereby is or becomes an Uninsured Risk

               (iii)The  Landlord  shall notify the Tenant in writing as soon as reasonably practicable after an Insured Risk becomes an Uninsured Risk

          (b) If during the Term the Property or a substantial part of it shall be damaged or destroyed by an Uninsured Risk so as to make the Property or a substantial part of it unfit for occupation or use or inaccessible:

               (i) the yearly rent or a fair proportion according to the nature and extent of the damage sustained will not be payable until the earlier of the date on which:

                    - the Premises shall again be fit for occupation or use excluding fitting out and replacement of contents or made accessible or

                    - this Lease shall be terminated in accordance with clause 4.7(b)(ii)

               (ii) the  Landlord may within one year of the date of such damage or destruction serve notice on the Tenant confirming that it will reinstate the Property ("a Reinstatement Notice") so that the Property shall be fit for occupation or use or made accessible and if the Landlord fails to serve a Reinstatement Notice this Lease will automatically end on the date one year after the date of such damage or destruction

          (c) Clause 4.7(b) shall not apply if an Insured Risk shall have become an Uninsured Risk owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents employees licensees or contractors

          (d) If the Landlord shall have served a Reinstatement Notice and such reinstatement has not been completed by the date three years and six months from the date of the Reinstatement Notice at any time after that date the Landlord or the Tenant may terminate this Lease by serving not less than six months' notice on the other stating that it terminates this Lease and if by the end of such notice the Property and/or access to it has been reinstated so that the Property is fit for occupation or use and is accessible the notice shall be void and this Lease shall continue in full force and effect

          (e) Service of a Reinstatement Notice shall not oblige the Landlord to replace any Tenant's fitting out works or property belonging to the Tenant or any third party

5.        Repair Maintenance And Decoration

5.1       Repair and maintenance

          The Tenant shall at all times during the Term repair and maintain the Property (including any Landlord's Fixtures and Fittings but excluding any Conducting Media which are not within the boundaries of the Property or any Conducting Media whether within the Property or not which do not serve the Property exclusively) so as to keep the Property and the Landlord's Fixtures and Fittings in the state and condition in which they were found in November 1995 as that is evidenced by the Schedule of Condition but if any of' the Landlord's Fixtures and Fittings become beyond repair the Tenant will replace the same with items of equivalent value and usefulness but excluding damage by:

          (a) Insured Risks except to the extent insurance monies are irrecoverable due solely or in part to any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents employees licensees or contractors

          (b) an Uninsured Risk but only insofar as damage caused by an Uninsured Risk makes the Property or a substantial part of it unfit for occupation or use and only to the extent that the Uninsured Risk shall not have become an Uninsured Risk by any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents employees licensees or contractors

5.2       Decoration

          (a) The Tenant shall as often as shall be necessary and also in the seventh year of the Term and thereafter in every successive seventh year of the Term and also in the last six months of the Last Year of the Term prepare and paint varnish or otherwise treat (as the case may require) in a proper and workmanlike manner with suitable materials of good quality and to the reasonable satisfaction of the Landlord all the internal parts of the Property usually or requiring to be so treated and further so often as may be necessary the Tenant shall have treated in a proper and workmanlike manner with suitable materials of good quality for preserving and protecting the same and in all respects to the reasonable satisfaction of the Landlord all internal parts of the Property requiring treatment for their preservation and protection

          (b) The Tenant shall as often as shall be necessary and also in the fifth year of the Term and thereafter in every successive fifth year of the Term and also in the last six months of the Last Year of the Term paint or otherwise treat (as the case may require) in a proper and workmanlike manner with suitable materials of good quality and to the reasonable satisfaction of the Landlord all the external parts of the Property usually or requiring to be painted or otherwise treated and further so often as may be necessary the Tenant shall have treated in a proper and. workmanlike manner with suitable materials of good quality for preserving and protecting the same and in all respects to the reasonable satisfaction of the Landlord all external parts of the Property requiring treatment for their preservation and protection

          (c)  The Tenant shall at all times during the Term:

               (i) at least once in every period of one month clean the inside and outside of all windows and window frames of the Property and all the glass (if any) in the entrance doors to the Property and

               (ii) keep the external  parts of the Property in a clean and tidy condition and free from litter and weeds

5.3       Tenant not to discharge into Conducting Media

          The Tenant shall not discharge anything into any of the Conducting Media serving the Property or any other property as may be in any way harmful or corrosive to such Conducting Media or cause any obstruction or deposit in such Conducting Media

5.4       Rubbish and Waste Material

          (a) The Tenant shall ensure that all refuse rubbish scrap and waste material are until removed stored upon the Property in proper receptacles within the building or buildings the whole or part of which obtain part of the Property and that not less frequently than once a week all refuse rubbish scrap and waste material and all used tins cans boxes and other containers which may have accumulated on the Property are removed

          (b) The Tenant shall not place upon any external part or parts of the Property or any areas in the vicinity of the Property any refuse rubbish scrap or waste materials

5.5       Inspection by Landlord and Schedule of Condition/Notice of Breach

          (a) The Tenant shall permit the Landlord and all persons authorised by the Landlord at reasonable times (but at any time in emergency) with or without workmen and others upon reasonable prior notice having been given (except in emergency) to enter the Property to view the state of repair and condition of the Property and to take a schedule of the Landlord's Fixtures and Fittings in or upon the Property or to ascertain whether anything has been done or is being done which constitutes a breach of this Lease

          (b) If the Landlord shall serve a notice upon the Tenant requiring the Tenant to carry out any works of repair maintenance or decoration which the Tenant is obliged to do under this Lease or requiring the Tenant to replace any of the Landlord's Fixtures or Fittings which shall have been. removed or requiring the Tenant to remove any unauthorised alterations additions signs or other things referred to in clause 6 (and restore the Property to its condition prior to the making or installation of such unauthorised alterations additions signs or other things) or in respect of any alterations or additions to make good any works which shall not comply with the provisions of clause 6 then the Tenant shall carry out such works of' repair or maintenance or other works or effect such replacements as required by such notice to the reasonable satisfaction of the
               Landlord:

               (i) immediately in the case of emergency or in so far as such notice requires the Tenant:

                    - to make good any failure on its part to clean the inside and outside of all windows and window frames of the Property and all the glass (if any) in the entrance doors thereto in accordance with the Tenant's obligations under this Lease or

                    - to make good any failure on its part to remove any refuse rubbish scrap or waste material or any used tins cans boxes or other containers or

                    - to remove any unauthorised additions signs or other things referred to in clause 6 (and restore the Property to its condition prior to the making or installation of such additions signs or other things)

               (ii) in all other cases as soon as reasonably  practicable and in any event not later than the expiry of the period specified by the notice which shall be not less than two months after the service of such notice by the Landlord upon the Tenant

          (c) If the Tenant shall not comply with a notice as referred to in clause 5.5(b) within the period specified by such notice or sooner is required in accordance with the provisions of clause 5.5(b) then (but without prejudice to) any other right of the Landlord) the Landlord and persons authorised by the Landlord may enter upon the Property and carry out such works of repair maintenance or decoration or other works or replacements at the expense of the Tenant and such expense together with all professional charges and other expenses which may be reasonably and properly incurred by the Landlord in connection with such matters shall be repaid by the Tenant to the Landlord within fourteen days after demand

5.6       Defective Premises

          (a) The Tenant shall give notice to the Landlord of any defect to or disrepair in the Property or any part thereof which may render the Landlord subject to any liability under common law or Legislation immediately the Tenant or any Undertenant shall have knowledge of the same or ought to have had knowledge of the same by the exercise of proper care diligence or enquiry

          (b) The Tenant shall display and maintain upon the Property such notice or notices as the Landlord shall reasonably require in relation to any of the matters referred to in clause 5.6(a) and in such position or positions as the Landlord shall reasonably require

6. Alterations The Planning Acts The CDM Regulations And Legislation Generally And Aerials Signs And Advertisements

6.1       Alterations

          (a) The Tenant shall not make any alterations or additions to the Property or any part or parts thereof or to any of the Conducting Media in the Property or to any electrical equipment or installations of any description within the Property without in any such case the previous consent of the Landlord (such consent not to he unreasonably withheld or delayed) nor otherwise than in accordance with plans and specifications approved by the Landlord (such approval not to be unreasonably withheld or delayed) PROVIDED THAT the Landlord may seek such advice as the Landlord shall require from surveyors and other professional advisers in connection with any such application for consent or approval

          (b) Without prejudice to the provisions of clause 6.1(a) or any other provisions of this Lease if at any time during the Term any alterations or additions shall be made to the Property or any part thereof or the Tenant shall wish to make or to permit any such alterations or additions:

               (i) the Tenant shall (if and to the extent so required by the Landlord in writing) during the Last Year of the Term restore the Property to the condition in which it was prior to the carrying out of such alterations or additions

               (ii) the Tenant  shall  procure  that the  Landlord  all relevant authorities and the insurers or underwriters of the Landlord are notified of the date on which work on such alterations or additions is due to commence (such notification to be given not later than fourteen days before such date) and that the Landlord all relevant authorities and the insurers or underwriters of the Landlord are subsequently notified in writing as soon as any such alterations or additions are completed the Landlord at the same time being supplied by the Tenant with three complete sets of drawings and specifications showing the alterations and additions as carried out

               (iii)the  Tenant  shall  ensure  that  all such  alterations  and additions are carried out in a good and workmanlike manner with maximum despatch with good quality materials (not, in any event including high alumina cement woodwool slabs or formers calcium silicate bricks or tiles calcium chloride or blue asbestos or other deleterious materials or substances) and (so far as they shall apply) strictly in accordance with all relevant British Standards and British Standard Codes of Practice

               (iv) the  Tenant  shall  procure  that all such  alterations  and additions are carried out in accordance with all the requirements and regulations of all utility companies providing electricity gas water drainage services and/or other services who may be affected and the Tenant shall further ensure that any electrical works included in such alterations and additions are carried out in accordance with the terms and conditions laid down by the Institution of Electrical Engineers

               (v) the Tenant shall ensure that all such alterations and additions are carried out in accordance with all the requirements and regulations of all public bodies in any way affected the requirements and recommendations of the local fire officer and the requirements of all Legislation and in particular (but not by way of limitation) the Tenant shall ensure that the provisions of clause 6.2 are complied with in all respects insofar as they are relevant

               (vi) the  Tenant  shall  procure  that  any such  alterations  or additions are carried out in such manner that all covenants conditions restrictions stipulations or agreements affecting the whole or any part of the Property or the Landlord as owner are strictly observed and performed and that any easements rights privileges or liberties which third parties enjoy in on over or under the whole or any part of the Property or other land are not obstructed or interfered with and that there is no trespass upon or damage to any Neighbouring Property nor any injury nuisance or inconvenience to the Landlord or any owners and occupiers of any Neighbouring Property or to the general public

               (vii)the  Tenant  shall  permit  the   Landlord's   Surveyor  the
                    Landlord and all other persons authorised by the Landlord at all times without in any way affecting the Tenant's obligations under this Lease or relieving the Tenant from liability in respect of such obligations to inspect and test the work in progress on any such alterations or additions and the materials used or to be used and the Tenant shall procure the removal remedying and making good as the Landlord or the Landlord's Surveyor shall direct of any work or materials which do not fulfil the requirements contained in this clause 6.1 and in all respects to the Landlord's reasonable satisfaction

               (viii) the  Tenant  shall  keep the  Landlord  fully  indemnified against all Losses of the Landlord or any third party on account of the death of or injury to any person or the destruction of or damage to any property or the obstruction of or interference with any proprietary right or by any statutory undertaking local authority or other body in any way affected in or in consequence of the carrying out of such alterations or additions or any failure by the Tenant to comply fully with the Tenant's obligations in this clause 6.1

               (ix) if the Landlord  shall so  reasonably  require  prior to the commencement of any such alterations or additions the Tenant shall provide adequate security on terms reasonably required by the Landlord in the form of a deposit of money or the provision of a bond to ensure that such alterations or additions shall be fully completed and in compliance in all respects with the provisions of this clause 6.1

               (x) if and when called upon to do so the Tenant shall produce to the Landlord such evidence as the Landlord may reasonably require to satisfy itself that the provisions of this clause
                    6.1 have complied with in all respects

6.2       The Planning Acts and Legislation generally

          (a) The Tenant shall at all times during the Term comply in all respects with the provisions and requirements of all Legislation (including but not by way of limitation the Planning Acts) and all licences consents permissions and conditions (if any) granted or imposed under the Planning Acts or any other Legislation so far as they respectively relate to or affect the whole or any part of the Property or any operations works acts or things already or hereafter to be carried out executed done or omitted on the whole or any part of the Property or the user of' the whole or any part of the Property for any purpose or purposes

          (b) The Tenant shall throughout the Term so often as occasion shall require at the expense in all respects of the Tenant obtain from (as the case may be) the local planning authority or the appropriate Government Department or Secretary of State or other authority or regulatory body all such licences consents and permissions (if any) as may be required for the carrying out by the Tenant or any Undertenant of any operations on the whole or any part of the Property or the institution or continuance by the Tenant or any Undertenant on the whole or any part of the Property of any use of the whole or any part of the Property which may he required under the Planning Acts or any other Legislation But the Tenant shall not make any application for planning permission without the previous consent of the Landlord (such consent not to be unreasonably withheld or delayed)

          (c) The Tenant shall pay and satisfy any charge that may be imposed under the Planning Acts in respect of the carrying out by the Tenant or any Undertenant of any alterations on the whole or any part of the Property or the institution or continuance by the Tenant or any Undertenant of any use of the whole or any part of the Property

          (d) Immediately after the grant of any planning permission or refusals of any application for planning permission made by the Tenant or any Undertenant the Tenant shall give to the Landlord full particulars in writing of such grant or refusal and supply a copy to the Landlord and in the case of a refusal of such an application or a grant subject to conditions which the Landlord considers unreasonable if the Landlord so requires at the Landlord's expense the Tenant shall itself (where such refusal or grant is in respect of an application for planning permission made by or on behalf of the Tenant) give notice of appeal to the relevant authority and proceed diligently with such appeal and keep the Landlord informed of the progress or where such refusal or grant is in respect of an application for planning permission made by or on behalf of any Undertenant the Tenant shall procure that the Undertenant shall give notice of appeal to the relevant authority and proceed diligently with such appeal and keep the Landlord informed of the progress of such appeal

          (e) Notwithstanding any consent which may be granted by the Landlord under this Lease the Tenant shall not carry out or make any alteration or addition to the whole or any part of the Property or any change of use of the whole or any part of the Property (being an alteration or addition or change of use for which a planning permission needs to be obtained) before a planning permission for such matter has been produced to and approved by the Landlord (such approval not to be unreasonably withheld or delayed) PROVIDED ALWAYS that the grounds upon which the Landlord may refuse to express its approval to any such planning permission shall include (but shall not he limited to) the ground that the period of the permission or anything to which such permission is made subject is in the reasonable opinion of the Landlord prejudicial to its interest in the Property or in any other property whether during the Term or following the expiry of the Term

          (f) If the Tenant or any Undertenant commences any development for which planning permission has been granted then (save to the extent the Landlord shall otherwise direct) the Tenant shall carry out before the Lease Termination Date any works stipulated to be carried out to the Property by a date subsequent to the Lease Termination Date as a condition of any planning permission which may have been granted during or prior to the commencement of the Term

          (g) If the Tenant or any Undertenant shall receive any compensation in respect of' the interest of the Tenant or such Undertenant in the whole or any part of the Property because of any restriction placed upon the user or development of the whole or any part of the Property under or by virtue of the Planning Acts then within fourteen days after demand by the Landlord the Tenant shall pay to the Landlord such proportion of such compensation as is fair and reasonable having regard to any decrease in value of the interest of the Landlord in the Property by virtue of such restriction and in the event of the Landlord and the Tenant being unable to agree the amount of such proportion such amount shall be determined by a single arbitrator acting in accordance with the Arbitration Act 1996 and appointed in default of agreement by the President or next most senior officer available of the Royal Institution of Chartered Surveyors on the application of the Landlord or the Tenant

          (h) If and when called upon to do so the Tenant shall produce to the Landlord all such plans documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this clause 6.2 have been complied with in all respects

          (i) The Tenant shall not without the consent of the Landlord enter into any agreement under the Planning Acts affecting the whole or any part of the Property (such consent not to be unreasonably withheld or delayed where the Tenant has obtained the Landlord's consent in principle pursuant to any other term of this Lease in respect of the matter to which such agreement shall relate and provided that such agreement does not impose any actual or contingent liability upon the Landlord or any superior landlord)

          (j) The Tenant shall immediately upon receipt of any notice communication or proposal beneficially or detrimentally affecting the whole or any part of the Property send a copy of such communication notice or proposal to the Landlord and if so requested by the Landlord join with the Landlord in opposing any such communication notice or proposal

          (k) The Tenant shall not serve any notice under the Planning Acts nor permit any Undertenant to serve any notice under the Planning Acts requiring any authority to purchase the interest of the Tenant or such Undertenant in the whole or any part of the Property

          (l) The Tenant shall not make any application or enter into any agreement for or in respect of the adoption by any authority or company of any road footpath Conducting Media or any other thing upon fronting or serving the whole or any part of the Property

6.3       The CDM Regulations

          (a) To the extent that any Construction Work to be undertaken by the Tenant or any Undertenant or any licensee of or person authorised by the Tenant or any Undertenant in connection with the Property comes within the scope of the CDM Regulations the Tenant covenants and warrants with and to the Landlord that a notice of declaration in accordance with the CDM Regulations shall be served on the Health and Safety Executive by the Tenant or (if appropriate) the relevant Undertenant identifying the Tenant or the Undertenant (as appropriate) as the CDM Client in respect of such Construction Work and that a copy of' such notice shall he supplied at the same time to the Landlord

          (b) To the extent that any Construction Work to be undertaken by the Landlord in connection with the Property comes within the scope of the CDM Regulations the Landlord covenants and warrants with and to the Tenant that a notice of declaration in accordance with the CDM Regulations shall be served on the Health and Safety Executive by the Landlord identifying itself as the CDM Client in respect of such Construction Work and that a copy of such notice shall be supplied at the same time to the Tenant

6.4       Aerials signs and advertisements

          With the prior consent of the Landlord (which may not unreasonably be withheld or delayed) the Tenant may attach to the Property any signs notices flag poles aerials and dishes which comply with Legislation but no such consent will be required for the Tenant to attach to the Property any reasonable signs identifying the occupier of the Property and the business carried on there so long as such signs nevertheless comply with Legislation

7.        User

7.1       Use of the Property

          (a) The Tenant shall not use or occupy the whole or any part of the Property otherwise than for the Authorised User

          (b) The Tenant shall not bring into the Property or place or store or permit to remain in or about the Property any articles or things which are noxious offensive especially combustible explosive radioactive or dangerous

          (c) The Tenant shall not reside or sleep upon the Property and shall not use the whole or any part of the Property for an illegal or immoral purpose or for any noisy noxious dangerous or offensive trade manufacture or business or occupation or for the purposes of any public or political meeting or entertainment or for the purposes of an auction or for anything which shall be a nuisance or annoyance or cause damage or inconvenience to the Landlord or occupiers of any Neighbouring Property or to the public or to any local or other authority

          (d) The Tenant shall not do anything which will overload with due margin for safety or which will in any way cause damage strain or cause damage to or be likely to overload cause undue strain or cause damage to the walls staircases (if any) lifts (if any) or ceilings ceiling members roof or root members of the Property or any Conducting Media within or serving the Property

          (e) The Tenant shall not do anything which will overload with due margin for safety or be likely to overload the capacity of the Conducting Media and any related plant and equipment used in connection with the supply to the Property of any utility services or services which are referred to in Schedule 2

          (f) The Tenant shall not leave the whole or any part of the Property continuously unoccupied for more than twenty-one days without first notifying the Landlord and providing such caretaking or security arrangements as the Landlord shall reasonably require or as its insurers or underwriters shall require in order to protect the Property from vandalism theft damage or unlawfuI occupation

7.2 Use of the Estate Footpaths the Estate Roads the Car Parking Spaces and the Service Areas

          (a) The Tenant shall not use the Estate Footpaths the Estate Roads the Car Parking Spaces or any Service Areas other than for the purposes expressly authorised by this Lease

          (b) The Tenant shall not park or leave unattended any vehicle upon the Estate Roads or upon any other part of the Estate with the exception of the Car Parking Spaces and with the exception also that temporary parking of vehicles upon the Estate Roads and/or any Service Areas for the purposes of loading and unloading shall be permitted to the extent that and so long as the free passage of traffic upon the Estate Roads is not impeded

          (c) The Tenant shall not deposit any articles of any description or any oil fuel or rubbish upon the Estate Roads the Estate Footpaths the Car Parking Spaces any Service Areas or any other parts of the Common Parts and shall not cause any damage to the Estate Roads the Estate Footpaths the Car Parking Spaces any Service Areas or any other parts of the Common Parts (save for fair wear and tear)

          (d) If the Tenant or any Undertenant or their respective servants agents invitees or licensees shall deposit any oil fuel rubbish or articles of any description (or shall cause any damage (other than fair wear and tear) to the Estate Footpaths the Estate Roads the Car Parking Spaces any Service Areas or any other parts of the Common Parts then without prejudice to) any other rights which the Landlord may have against the Tenant the Tenant shall within fourteen days after demand repay to the Landlord any expenses reasonably and properly incurred by the Landlord in or about the removal of such oil fuel rubbish or articles or the making good of such damage

7.3       Estate Regulations

          The Tenant shall observe and comply in all respects throughout the Term with such regulations which may at any time be made or imposed by the Landlord or any superior landlord or management company and notified to the Tenant in relation to the Estate in connection with safety security estate management or other matters which are of general benefit to the occupiers and users of the Estate and shall procure that its servants agents invitees and licensees and its Undertenants shall observe and comply with such regulations in all respects throughout the Term

8.        Disposal of the Property

8.1 Disposal or the Property and parting with possession or occupation by the Tenant or an Undertenant

          (a) The Tenant shall not assign transfer or underlet part only of the Property nor permit nor suffer the assignment transfer or underletting of part only of the Property by any Undertenant or any sub-underletting of the Property by any Undertenant and the Tenant shall not accept or agree to a surrender of part only of the Property by the Tenant or any Undertenant

          (b) The Tenant shall not part with possession or permit the occupation by a third party of the whole or any part of' the Property and shall not share the occupation of the whole or any part of tile Property with a third party nor permit nor suffer any Undertenant to do so other than in any such case by way of an assignment or an underlease hereinafter permitted under this clause 8.1 save that while the estate hereby created or the estate created by any underlease permitted by this clause 8.1 shall he vested in a company the Tenant or Undertenant (as the case may be) may share occupation of the whole or part or parts of the Property with another company or other companies within the same Group as itself provided that such shared occupation does not create the relationship of landlord and tenant and provided further that each such other company shall immediately vacate the Property upon it ceasing to be in the same Group as the Tenant or the Undertenant (as the case may be) and the Tenant shall notify the Landlord of the nature and identity of the occupants whenever any change shall take place

          (c) The Tenant shall not hold or occupy the Property or any part thereof as trustee or agent or otherwise for the benefit of any other person

          (d) The Tenant shall not assign the Property as a whole or underlet the Property as a whole or permit the assignment of such an underlease by an Undertenant without the prior consent of the Landlord (which consent (subject to clause 8.1(e)) shall not he unreasonably withheld or delayed) and without first procuring in the case of any assignment or underletting that:

               (i) the assignee or undertenant shall covenant directly with the Landlord to observe and perform the covenants and conditions contained in this Lease (except in the case of an underletting the covenant to pay the rents payable under this Lease)

               (ii) any  intended  underlessee  of  the  Tenant  shall  covenant directly with the Landlord not to be a party or privy to any agreement or arrangement for commutation in whole or in part of any rent payable under the proposed underlease whether or not in consideration of the payment of a lump sum of money or monies worth and also not to pay the rack rent payable under the proposed underlease in advance at intervals or for periods which are greater than the intervals or periods at or for which the Rent is payable in advance under the Lease

               (iii)in  the  case  of  an   assignment   a  surety  or  sureties
                    acceptable to the Landlord shall if the Landlord so requires (where it is reasonable for the Landlord so to do having regard to the financial standing of the proposed assignee) act as surety for the assignee and shall enter into covenants and agreements with the Landlord in the terms set out in Schedule 3 with such variations as the Landlord shall reasonably require (and for the avoidance of doubt for the purposes of this clause 8.1(d)(iii) (but not otherwise) any reference in Schedule 3 to "the

                    Surety" means the surety or sureties referred to in this clause 8.1(d)(iii)

               (iv) in the case of an underlease a surety or sureties acceptable to the Landlord shall if the Landlord so requires (where it is reasonable for the Landlord so to do having regard to the financial standing of the proposed undertenant) act as surety for the undertenant and shall enter into covenants and agreements with the Landlord in the terms set out in
                    Schedule 4 with such variations as the Landlord shall reasonably require (and for the avoidance of doubt for the purposes of this clause 8.1(d)(iv) (but not otherwise) any reference in Schedule 4 to the Surety means the surety or sureties referred to in this clause 8.1(d)(iv))

               (v) the intended assignee or underlessee shall covenant with the Landlord in the same terms as are contained in this clause 8.1

               (vi) in the case of an underlease such  underlease  shall contain no provision whereunder the rack rent is payable in advance at intervals or for periods which are greater than the intervals or periods at or for which the Rent is payable in advance under this Lease

               (vii)in the case of an underlease  the  provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall be excluded

               (viii) in the case of an underlease such underlease shall contain a provision prohibiting the undertenant from granting a sub-underlease of the whole or any part of the Property

               (ix) The  Tenant  shall  not grant any right to occupy or use nor part with or share possession or occupation of the Car Parking Spaces or any Service Areas or any of such spaces or any part of such areas nor permit nor suffer any Undertenant to grant any right to occupy or use or to part with or share possession or occupation of the Car Parking Spaces or any Service Areas or any of such spaces or any part of such areas other than to or with a permitted assignee undertenant or occupant of the whole or part of the Property for so long as such permitted assignee undertenant or occupant shall he entitled to occupy the whole or part of the Property

          (e) The Landlord may require as a condition of giving its consent to the Tenant to assign the Property (but only if such requirement does not unreasonably delay the giving of such consent) that the Tenant enters into an "authorised guarantee agreement" within the meaning of section 16 of The Landlord and Tenant (Covenants) Act 1995 in favour of the Landlord to contain such terms as are reasonably required by the Landlord having regard to current market practice at the time and are permitted by that section

8.2       Mortgages and charges by the Tenant or an Undertenant

          The Tenant shall not:

          (a)  create any mortgage or charge over part only of the Property

          (b) create any mortgage or charge over the whole of the Property without the previous consent of the Landlord (which shall not he unreasonably withheld or delayed in the case of a bona fide loan arrangement with a reputable bank or financial institution)

8.3 Notice of disposals mortgages or charges or the Property by the Tenant or an Undertenant

          Within one calendar month after such matter being effected and without any demand from the Landlord the Tenant shall give notice to the Landlord and to supply for its retention to the Landlord or its Solicitors a copy certified by a Solicitor as a true copy of any Assignment Underlease Probate of a Will Letters of Administration Mortgage or Charge and any other disposition which during the Term shall he made of or affect the whole or any part of the Property and shall pay to the Landlord or its Solicitors such reasonable sum in respect of the registration of such notice as shall he demanded by the Landlord or its Solicitors payment to be made within fourteen days after demand

8.4       Signs of and viewing upon sale or re-letting by the Landlord

          The Tenant shall permit the Landlord or its agents at any time within six calendar months next before the Lease Termination Date or at any time in the event of the

          Landlord wishing to dispose of any interest in the whole or any part of the Property which shall be superior to the interest created by this deed to enter upon the Property and to affix upon any suitable part but so as not to interfere unreasonably with the occupation of the Property by the Tenant or any Undertenant) a notice board for reletting our selling the whole our any part of the Property and the Tenant shall not remove or obscure any such notice board and shall permit all persons by order in writing of the Landlord or its agents to view by appointment the Property at reasonable hours in the daytime without interruption

9.        Miscellaneous Tenant's Covenants

9.1       Payment of Landlord's Costs

          (a) The Tenant shall pay (and in each case within fourteen days after demand by the Landlord) all reasonable costs and expenses (including but nut by way of limitation the reasonable lees and disbursements of relevant professionals) reasonably incurred by the Landlord in connection with or incidental to:

               (i) the recovery of sums payable to the Landlord under this Lease or the levy of distress (whether or not any distress in the event be levied) or the preparation and/or service of a notice under Section 146 of the Law of Property Act 1925 and/our in or in contemplation of proceedings under Sections 146 and/or 147 of that Act notwithstanding forfeiture is avoided otherwise than by relief granted by the Court or

               (ii) the preparation and/or service of any notice and/or schedule relating to dilapidations whether or not the same is served prior to or after the Lease Termination Date (but relating in all cases only to dilapidations which accrued upon or prior to the Lease Termination Date) or otherwise incurred by the Landlord in relation to any breach of the provisions of this Lease by the Tenant or

               (iii)enforcing or requiring  the Tenant to remedy a breach of any of the Tenant's obligations under this Lease or

               (iv) any  application  for consent or  approval  under this Lease even if the same be refused our proffered subject to any lawful qualification our condition our even if the application be withdrawn

          (b) Where the Landlord could recover the cost of professional advice our services under clause 9.1(a) if they were undertaken by a third party but those services or that advice are provided by employees of the Landlord or by a company within the Landlord's Group the Tenant shall pay to the Landlord within fourteen days alter demand by the Landlord a reasonable sum for such advice and services but not more than the amount which would have been payable if that advice or service had been provided by a third party

9.2       Creation of easements

          The Tenant shall not permit any new wayleave easement privilege or encroachment to be made or acquired into against or upon the Property and in case any such wayleave easement privilege or encroachment shall be made or attempted to be made to the knowledge of the Tenant or any Undertenant (or which could have been known by the Tenant or any Undertenant by the exercise of proper care diligence or enquiry) the Tenant shall give immediate notice of such matter to the Landlord and permit the Landlord and its agents to enter upon the Property for the purpose of ascertaining the nature of any such wayleave easement privilege or encroachment And at the request of the Landlord the Tenant shall adopt such means as may be reasonably required by the Landlord for preventing any such encroachment or the acquisition of any such easement right privilege or encroachment

9.3       Indemnities

          (a) The Tenant shall indemnify and keep the Landlord indemnified against all Losses relating to or arising from:

               (i) the interference with or obstruction of any right or easement existing for the benefit of other premises over the Property our any part thereof

               (ii) the stoppage of any of the Conducting  Media upon or serving the whole or any part of the Property our any part thereof used by or in common with other property

          (b) The Tenant shall indemnify and keep indemnified the Landlord against all Losses by reason of or arising directly or indirectly out of the repair or condition of the Property (in so far as the Tenant is liable for such matters under this Lease) or any alteration to the Property by the Tenant or any Undertenant or the user of the whole or any part of the Property

          (c) The Tenant shall indemnify and keep indemnified the Landlord against all Losses incurred or sustained by the Landlord as a consequence of any breach of the obligations of the Tenant (whether contained in this Lease our implied)

9.4       Delivery of the Property to the  Landlord as at the Lease  Termination
          Date

          (a) Upon or prior to the Lease Termination Date the Tenant shall quietly deliver up the Property (and the keys of the Property) to the Landlord in such repair and condition as prescribed by the covenants on the part of the Tenant contained in this Lease (and clear of any refuse oil and noxious substances and any items of property which are not Landlord's Fixtures and Fittings and which are owned hired or leased by the Tenant or any Undertenant or their respective servants agents or licensees)

          (b) The Tenant shall upon our prior to the Lease Termination Date have removed every sign of the name or business of the Tenant or other occupiers from the Property

          (c) If the Tenant shall not fully observe the foregoing covenants contained in this clause 9.4 then (without prejudice to any other right of the Landlord):

               (i) the Tenant shall continue to pay to the Landlord the Rent and all other sums payable under this Lease in all respects as if the Term had continued until (and including) whichever of the following three dates shall first occur:

                    - the date when the Tenant shall have fully complied with the Tenant's covenants contained in this clause 9.4 or

                    - the date when the Landlord could reasonably have been expected to complete all remedial works required to remedy the breach of the Tenant's covenants contained in this clause 9.4 or

                    - the date from which the Landlord becomes entitled to receive a full open market rent for the Property upon an arms length re-letting of the whole of the Property

               (ii) the Tenant shall pay to the Landlord  within  fourteen  days after demand:

                    - the cost of putting the Property into the state of repair condition and decoration in which it would have been had the Tenant complied with the terms of this Lease and

                    - on an indemnity basis all costs and expenses (including fees and disbursements of relevant professionals) reasonably incurred by the Landlord in connection with the matters referred to in this clause 9.4

          (d) If after the Lease Termination Date any items of property which are required to be cleared from the Property in accordance with clause 9.4(a) shall remain in or on the Property then (but without prejudice to any other rights which the Landlord may have) the Landlord may as the agent of the Tenant or such Undertenant sell such property and may keep the proceeds of the sale unless the Tenant or any Undertenant claims such proceeds within three months after the Lease Termination Date

          (e) The Tenant shall indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in accordance with clause 9.4(d) in the bona fide belief (which shall be assumed in the absence of proof to the contrary) that such property was owned hired or leased by the Tenant or any Undertenant or their respective servants agents or licensees and liable to be so dealt with by the Landlord

          (f) On the Lease Termination Date the Tenant shall hand over to the Landlord each and every Health and Safety File which has come into existence in connection with any Construction Work in relation to the Property within the scope of the CDM Regulations and which has been undertaken by the Tenant or any Undertenant or any licensee of or person authorised by the Tenant or any Undertenant

9.5       Supply of Information

          (a) Upon making an application for any consent or approval which is required under this Lease the Tenant shall supply to the Landlord such information as the Landlord may reasonably require

          (b) If and when called upon by the Landlord so to do the Tenant shall supply to the Landlord from time to time a schedule containing full details (including for the avoidance of doubt particulars of rent and review dates) of all subsisting underlettings and occupations of the Property and any other information in relation to such matters as the Landlord shall reasonably require

9.6       Observance of the Encumbrances

          Without prejudice to any other provision or provisions of this Lease the Tenant shall observe and perform (but by way of indemnity only) the Title Encumbrances in so far as they affect the whole or any part of the Property and are subsisting or capable of taking effect or are exercisable our capable of being enforced and shall keep the Landlord indemnified against all Losses arising as a result of any breach our non-observance of such matters during the Term

10.       Miscellaneous Landlord's Covenants

10.1      Quiet enjoyment

          The Landlord covenants that the Tenant paying the rents payable under this Lease and observing and performing the covenants and conditions contained in this Lease and on the part of the Tenant to be observed and performed shall and may peaceably and quietly possess and enjoy the Property during the Contractual Term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord

10.2      Obtaining of consents of third parties

          Where the consent or approval of the Landlord is required under this Lease and the giving of such consent or approval is conditional upon the consent or approval of any superior landlord or other reversioner being obtained or of any mortgagee or mortgagees of the Landlord or any superior landlord or of the insurers or underwriters of the Landlord or any superior landlord or any other reversioner so far as may be required then (save where the Landlord shall be entitled to withhold its own consent or approval and elects to do so) the Landlord shall at the request and cost of the Tenant use reasonable endeavours to obtain any such consent or approval and any such cost shall be repaid by the Tenant to the Landlord within fourteen days after demand

11.       Miscellaneous Further Agreements and Declarations

11.1      Forfeiture

          (a)  A "Forfeiting Event' is any of the following:

               (i) any Rent or other sum payable by the Tenant to the Landlord under this Lease is outstanding four twenty-one days after becoming due whether formally demanded or not

               (ii) a breach  by the  Tenant  of any of the  provisions  of this
                    Lease

               (iii)the  Tenant  has any  distress  or  execution  levied on its goods

               (iv) the  Tenant or any  surety  who at any time  guarantees  the obligations of the Tenant under this Lease is Insolvent (but in the case of a surety only where the Tenant does not provide a substitute surety reasonably acceptable to the Landlord)

               (v) any surety who at any time guarantees the obligations of the Tenant under this Lease dies or ceases to exist and the Tenant does not provide a substitute surety reasonably acceptable to the Landlord

          (b) "Insolvent" for the purposes of this Lease means in relation to a company it shall be unable to pay its debts within the meaning of
               Section 123 of the Insolvency Act 1986 or a proposal is made for a voluntary arrangement under Part I of the Insolvency Act 1986 or a receiver administrative receiver or manager is appointed over all or any of its assets or a provisional liquidator is appointed under Section 135 of the Insolvency Act 1986 or it goes into liquidation either voluntary or compulsory (other than a voluntary liquidation solely for the purpose of amalgamation or reconstruction while solvent) or a proposal is made for a scheme of arrangement under Section 425 of the Companies Act 1985

          (c) "Insolvent" for the purposes of this Lease means in relation to an individual an application is made for an interim order or a proposal is made for a voluntary arrangement under Part VIII of the Insolvency Act 1986 or a bankruptcy petition is presented under Part IX of the Insolvency Act 1986 or he enters into any deed or arrangement or composition with his creditors or a receiver of the income of the Property is appointed

          (d) Whenever a Forfeiting Event exists or occurs the Landlord may enter the whole or part of the Property even if a previous right of entry has been waived and then the Term shall end but without prejudice to any right of action of either the Landlord or the Tenant in respect oil any antecedent breach of any out the covenants of the other contained in this Lease

11.2      Exclusion of Landlord's liability

          PROVIDED ALWAYS that nothing contained in this clause 11 .2 shall apply to any Losses caused by the negligence of the Landlord or the Landlord's agents servants invitees or licensees or by breach of any covenant on the part of the Landlord contained in this Lease the Landlord shall not be responsible to the Tenant or any Undertenant or their respective servants agents invitees or licensees in or upon the Property or the Estate or calling upon the Property or the Estate for any Losses sustained on the Property or the Estate or when calling upon the Property or the Estate and the Tenant shall indemnify the Landlord against all such Losses

11.3      Waiver

          Notwithstanding the acceptance of our demand for rent by the Landlord the Landlord's Surveyor or its or their agent with knowledge on the part of any such parties of a breach of any of the covenants on the part of the Tenant contained in this Lease the Landlord's right to enforce such covenant or to forfeit this Lease on the ground of such breach shall remain in force and the Tenant shall not in any proceedings for forfeiture or otherwise be entitled to rely upon any such acceptance or demand as aforesaid as a defence

11.4      Covenants both real and personal

          The covenants and agreements contained in this Lease shall he deemed to be not only personal covenants and agreements hut also real covenants and agreements affecting and running with the Property and each and every part of the Property and the Landlord's reversion

11.5      No implied rights

          Nothing contained in this Lease shall operate expressly or impliedly to confer upon or grant to the Tenant any easement right or privilege other than those expressly hereby granted

11.6      Freedom of Landlord to deal with other property

          Nothing herein contained or implied shall give the Tenant the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any purchaser from or by any lessee or occupier of the Landlord in respect of property not leased by this Lease

11.7      Exclusion of representations and warranties

          The Tenant acknowledges that this Lease has not been entered into in reliance wholly or partly upon any statement or representation made by or on behalf of the Landlord save in so far as any such statement or representation is expressly set out in this deed and in particular (but not by way of limitation):

          (a) the Landlord makes no representation express or implied and gives no warranty as to the fitness of the Property or any parts of the Estate for the purpose or purposes for which the Tenant or any Undertenant intend the same to be used or for any other purpose

          (b) notwithstanding the provisions as to user of the Property contained in this Lease the Landlord does not thereby or in any way give or make nor has given or made at any other time any representation or warranty that any such user is or will be or will remain a permitted user within the provisions of the Planning Acts or any other relevant Legislation nor shall any consent which the Landlord may give to any change of user be taken as including any such representation or warranty and that notwithstanding that any such user is not a permitted user within such provisions as aforesaid the Tenant shall remain fully bound and liable to the Landlord in respect oil the obligations undertaken by the Tenant by virtue of this Lease without any compensation recompense or relief of any kind whatsoever

11.8      Recovery of sums payable by the Tenant

          The Landlord shall be entitled to such remedies and to take such actions for the recovery of all monies payable by the Tenant under this Lease in all respects as if all such monies were expressed to be rent or payable as rent (whether or not such is the case)

11.9      Deed contains all agreed terms

          This deed contains the whole agreement as at the date of this deed between the parties to this deed relating to the letting of the Property and supersedes all previous agreements (if any) between the parties to this deed relating to such letting

11.10     Perpetuity Period

          The perpetuity period applicable to this Lease is eighty years beginning on the Term Commencement Date and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will he void for remoteness

11.11     English Law

          The provisions of this Lease shall be governed by English Law and all of its parties submit to the exclusive jurisdiction of the English Courts

12.       Notices

12.1 A notice to be served under or pursuant to this Lease shall he valid if (and only if) the provisions hereinafter contained are complied with in respect of such notice or alternatively the party to whom such notice is addressed or its authorised agent acknowledges receipt in writing

12.2 All notices to be served under or pursuant to this Lease shall be served in accordance with the regulations as to service of notices contained in Section 196 of the Law of Property Act 1925 save that any notice to be served under or pursuant to this Lease on a company with a registered office in the United Kingdom shall be served at such registered office

12.3 Any notice to be served under or pursuant to this Lease may he served in any of the following manners:

          (a) by personal delivery (in which case service shall he deemed to have been effected at the time of delivery) or

          (b) by prepaid first class recorded delivery post from any address in the United Kingdom (in which case service shall be deemed to have been effected at the expiration of forty-eight hours)

          (c) by facsimile or telemessage (in which case service shall be deemed to have been effected at the time of arrival at the address of the addressee of such notice)

12.4 In proving service of any notice to be served under or pursuant to this Lease it shall be sufficient to prove that personal delivery was made or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a prepaid first class recorded delivery or that the facsimile or telemessage giving such notice was properly addressed transmitted and received

12.5 If the party to whom any notice to he served under or pursuant to this Lease shall consist of more than one person the service of notice upon one of such persons shall he service upon all of them

13.       Exclusion of Security of Tenure

13.1      The Tenant hereby confirms that before the date of this Lease:

          (a) The Landlord served on the Tenant a notice dated 2004 in relation to the tenancy created by this Lease ("the Notice") in a form complying with the requirements of Schedule 1 to the Regulatory Reform (Business Tenancies) (England and Wales) Order 2003 ("the Order")

          (b) The Tenant or a person duly authorised by the Tenant in relation to the Notice made a statutory declaration ("the Declaration") dated 2004 in a form complying with the requirements of Schedule 2 of the Order

13.2 The Tenant further confirms that where the Declaration was made by a person other than the Tenant the declarant was duly authorised by the Tenant to make the Declaration on the Tenant's behalf

13.3 The Landlord and the Tenant confirm that there is no Agreement for Lease to which this Lease gives effect

13.4 The Landlord and Tenant agree to exclude the provisions of sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 in relation to the tenancy created by this Lease

IN WITNESS whereof the parties to this deed have executed this Lease as a deed the day and year first before written

                                   SCHEDULE 1

                             Part One - The Property

ALL THAT property comprising that piece of land situate at the Estate which is shown edged red on Plan B TOGETHER WITH the building or buildings on such land or on part of such land and shortly known as Timet Number 2 Plant The Hub Birmingham and TOGETHER WITH the Landlord's fixtures fittings and plant in or upon such property (herein called "the Landlord's Fixtures and Fittings") (all which property and the Landlord's Fixtures and Fittings and all alterations and additions to the said property and to any to the Landlord's Fixtures and Fittings are herein called "the Property")

                     Part Two - Rights granted to the Tenant

1. There are granted to the Tenant the following rights throughout the Term (but in common with the Landlord and all other persons from time to time entitled thereto or authorised by the Landlord):

1.1 subject to the provisions of paragraph 1 of Part Three of this Schedule the right of passage and running oil gas electricity water soil and other matter or services from and to the Property through such of the Conducting Media as serve the Property and head into or are in under or upon the remainder of the whole or any part of the Estate

1.2 the right of support and protection to the Property from the adjoining land of the Landlord comprised within the Estate

1.3 a right of way at all times and for all purposes permitted by this Lease with or without vehicles over the Estate Roads to and from the Property the Car Parking Spaces and any Service Areas BUT so that and PROVIDED THAT there shall be designated as "the Estate Roads" at all times during the Term such road or roads upon or leading to the Estate as shall be reasonably necessary to afford means of access to and egress from the Property the Car Parking Spaces and the Service Areas with or without vehicles the Landlord and persons authorised by the Landlord shall have the right to close add to or alter any road or roads upon or leading to the Estate and any vehicular route or routes of access to and egress from the Property the Car Parking Spaces and any Service Areas

1.4 a right of way upon foot at all times and for all purposes permitted by this Lease to and from the Property the Car Parking Spaces and any Service Areas over the Estate Footpaths BUT so that and PROVIDED THAT there shall be designated as "the Estate Footpaths" at all times during the Term such footpaths and pedestrian ways upon or leading to the Estate as shall be reasonably necessary to afford means of access to and egress from the Property the Car Parking Spaces and the Service Areas the Landlord and persons authorised by the Landlord shall have the right to close add to or alter any footpaths or pedestrian ways upon or leading to the Landlord's Estate and any pedestrian route or routes of access to and egress from the Property the Car Parking Spaces and any Service Areas

2.        There are granted to the Tenant the following rights:

2.1 the non-exclusive right to park vehicles being motor cars or other vehicles of no greater weight or size than normal motor cars upon the Car Parking Spaces

2.2 the exclusive right to load and unload commercial vehicles upon any Service Areas which may from time to time be made available for the exclusive use of the Property in connection with the activity carried on upon the Property

            Part Three - Rights Excepted and Reserved to the Landlord

There are excepted and reserved throughout the Term (but where appropriate in common with the Tenant any Undertenant and their respective agents servants invitees and licensees):

1. The right for the Landlord and persons authorised by the Landlord and their respective agents and (in each case) with or without workmen at all reasonable times during the Term (and at any time in the case of emergency) to) enter and remain upon the whole or any part of the Property having given forty-eight hours prior written notice to the Tenant (except in case of emergency) for the purpose of executing repairs additions or alterations to any Neighbouring Property or for making alterations or additions to repairing maintaining renewing connecting or cleansing any Conducting Media now or at any time during the Term serving or in under or over the Property PROVIDED THAT the Landlord or other person entering the Property pursuant to the rights reserved by this paragraph 1 shall cause as little damage as is reasonably practicable to the Property and make good so far as is reasonably practicable all damage so caused as soon as reasonably practicable and take all reasonable steps to minimise disruption to the conduct of the activity carried on upon the Property

2. To the Landlord and all persons authorised by the Landlord and all others who may from time to time be entitled such right the right to the free passage and running of water soil gas electricity and other matter or services to and from any other part or parts of the Estate or any Neighbouring Property in and through the Conducting Media in on under or over the Property or which may within the Term be in on under or over the Property

3. The right for the Landlord and all persons authorised by the Landlord to use the Property or any part or parts of the Property as a means of escape in case of fire or other emergency

4. All rights of support light or air and other easements privileges or similar rights now or hereafter capable of being used or enjoyed for the benefit of any Neighbouring Property

5. The right for the Landlord and all persons authorised by the Landlord and their respective agents at all reasonable times (and at any time in case of emergency) with or without workmen on giving not less than forty-eight hours' prior notice (except in the case of emergency) to the Tenant to enter and remain upon the Property for the purpose of enabling the Landlord to comply with its obligations contained in this Lease or to measure the Property or to make a valuation of the Property or for any other reasonable purpose

6. The right for the Landlord to erect and keep and maintain upon the Property such signs in connection with safety or security as the Landlord may from time to time consider appropriate and to place and keep and maintain within or upon the Property such fire alarm or Security System or systems as the Landlord may from time to time deem necessary including (but without prejudice to the generality of the foregoing) security cameras (but the foregoing shall not imply that there shall be any obligation on the part of the Landlord to do so)

7. The right for the Landlord and persons authorised by the Landlord at any time or times during the Term to pull down alter erect or rebuild or otherwise deal with any Neighbouring Property to any extent and in any manner desired and to make any excavations in the Property and to undermine underpin shore-up and build into the Property or any part of the Property in such manner as the Landlord may think fit or permit (PROVIDED THAT at all times proper support for the Property is preserved) and full right and liberty for the Landlord and persons authorised by the Landlord upon giving to the Tenant reasonable prior notice to enter into and upon the Property for the purpose of such undermining underpinning shoring-up or building into or for such other purpose as mentioned and to use any Neighbouring Property for any purpose desired notwithstanding that the access of light and air to the Property or any part of the Property or any easements rights or amenities of any kind for the time being appertaining to or enjoyed with the Property or any part of the Property may be thereby obstructed or interfered with or that the Tenant might otherwise be entitled on any ground to object and so that any light or air or other easements rights or amenities at any time enjoyed in respect tub the Property or any part of the Property which might otherwise interfere with the rights of the Landlord or of any neighbouring owner or occupier shall be deemed to have been and to be enjoyed by consent and not as of right PROVIDED THAT the Landlord or other person entering the Property pursuant to the rights reserved by this paragraph 7 shall cause as little damage as is reasonably practicable to the Properly and make good so far as is reasonably practicable all damage so caused as soon as reasonably practicable and take all reasonable steps to minimise the disruption caused thereby to the conduct of the activity carried on upon the Property

8. The right for the Landlord at any time or times to close temporarily for works of repair or any other necessary purposes any area (other than the Property) the use of which is available to the Tenant

                       Part Four - The Title Encumbrances

All those matters mentioned as referred to in the Property and Charges Registers at the Land Registry under Title Number WM790365 insofar as such matters are subsisting or capable of taking effect and affect the whole or any part of the Property

                                   SCHEDULE 2

                           Services and Service Charge

1. In this Schedule the following expressions shall have the following meanings:

Accounting          Period:   means  a  period   of  one  year   ending  on  the
                    Thirty-first day of December in any year or such other period as the Landlord may in its absolute discretion from time to time determine (but any such period shall not be longer than fifteen months) being in each case a period the whole or part of which falls during the Term and also upon or after the Service Charge Commencement Date

Additional Expenses: has the meaning given to it by paragraph 3 of this Schedule the Adjoining Land
Instruments:        means the  instruments  by which  certain land  adjoining or neighbouring the Estate has been dealt with as follows:

                    a lease dated 20 February 1995 and made between Holford Estates Limited (1) IMI Kynoch Limited (2) and Hamastead Limited (3)

                    a lease dated 9 April 1997 and made between Holford Estates Limited (1) IMI Kynoch Limited (2) and Hamastead Limited (3)

                    a transfer dated 6 March 1998 and made between Holford Estates Limited (1) IMI Kynoch Limited (2) and Severn Trent Property Limited (3)

                    a transfer dated 11 September 1998 made between Holford Estates Limited (1) and Wilson Bowden Properties Limited (2)

                    a transfer dated 2 October 2000 and made between Holford Estates Limited (1) and Wilson Bowden Properties Limited (2)

                    and where applicable any of them

Lettable Part:      means any  accommodation in the Estate from time to time let or occupied or intended for letting or occupation to or by a single tenant or occupier but excluding any accommodation occupied in connection with the management of the Estate
                    (and "Lettable Parts" shall be construed accordingly)

the Service Charge: has the meaning as defined by paragraph 6 of this Schedule
the Services:       has the meaning as defined by paragraph 2 of this Schedule the Services Costs: has the meaning as defined by paragraph 4 of this Schedule

2.        The Services

          In this Lease the expression "the Services" means:

2.1 maintaining repairing renewing replacing or improving and keeping in sufficient repair and condition (including as often as necessary the periodic inspecting examining and overhauling) of the Common Parts and providing replacing repairing renewing improving and maintaining any appliances and equipment used in the repair and maintenance of the Common Parts

2.2       cleaning and lighting the Common Parts

2.3       maintaining any landscape features in the Common Parts

2.4 maintaining repairing cleansing emptying draining and renewing all of the Conducting Media serving the Estate except those that are within and solely serve the Property or any Lettable Part

2.5       collecting  and  disposing of refuse from the Estate and the provision
          repair   maintenance  and  renewal  of  plant  or  equipment  for  the collection treatment packaging or disposal of refuse

2.6 providing such fire alarms and such security systems and installations (including (but not by way of limitation) security cameras if the Landlord shall so elect) and employing such safety security or supervisory personnel as the Landlord may in its discretion elect to provide in respect of the Estate

2.7 taking such steps as may be necessary for the control of pests and vermin and any other steps necessary to safeguard the health and safety of persons using the Estate

2.8 effecting insurance against third party employers and public liability in respect of the Common Parts

2.9 effecting such further insurances as the Landlord shall consider necessary or expedient in respect of the Common Parts

2.10 carrying out such other works and providing such other services as the Landlord shall reasonably consider ought to be carried out and provided for the benefit of the Estate or for the proper maintenance and servicing of any part or parts of the Estate

3.        Additional Expenses

          In this Lease the expression "Additional Expenses" means each of the following incurred by the Landlord:

3.1       the reasonable fees and expenses properly incurred of:

          (a) all surveyors managing agents (whether or not the Landlord's Surveyor) and accountants in connection with the management of the Estate and the preparation and audit of the Service Charge payable by the Tenant and other tenants and occupiers of the Estate

          (b) any individual firm or company employed or retained by the Landlord to perform (or in connection with) any of the Services

          (c) the Landlord or any company in the Landlord's Group which may perform any of the functions or duties referred to in paragraphs 3.1(a) to 3.1(c) (inclusive) of this Schedule

3.2 the reasonable cost of employing (whether by the Landlord the Landlord's Surveyor or any other individual firm or company) such staff as the Landlord may acting reasonably deem necessary or desirable for the performance or the better performance of the Services and the other functions and duties referred to in paragraph
          3.1 of this Schedule and all other reasonable incidental expenditure in relation to such employment including (but not by way of limitation) insurance pension and welfare contributions any provision of uniforms and working clothing transport facilities and benefits in kind and the provision of vehicles tools appliances cleaning and other materials fixtures fittings and other equipment for the proper performance of their duties

3.3 the amount which the Landlord shall be called upon to pay as a contribution towards the expense of making repairing maintaining rebuilding and cleansing any ways roads pavements Conducting Media or other things which may belong or be used for the Estate or any part of it exclusively or in common with other neighbouring or adjoining property whether under the terms of the Adjoining Land Instruments or otherwise

3.4 the reasonable cost of taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any Legislation affecting the Estate or any part of it for which any tenant or occupier of any Lettable Part is not directly and exclusively

3.5 the reasonable cost to the Landlord of abating a nuisance in respect of the Estate or any part of it insofar as the same is not the liability of any tenant or occupier of any Lettable Part

3.6 all rates and other outgoings assessed charged or imposed upon or payable in respect of the Common Parts and/or any area or management offices or other building or part of any building upon the Estate or upon any adjoining or nearby property used or occupied in connection with the management of the Estate and there shall be treated as expenditure by the Landlord for the purposes of this Schedule a fair notional rent accruing from day to day as determined by the Landlord's Surveyor for such management offices or other building or part of such building as is used or occupied in connection with the management of the Estate

3.7 the expense of supplying to the tenants and occupiers of the Estate any regulations relating to the Estate

3.8 the cost including interest and bank charges of borrowing to finance the Services Costs and the Additional Expenses

3.9 the proper costs where these cannot be recovered from another party of enforcing any claim or taking or defending any proceedings that the Landlord may at its discretion take or defend in relation to the Estate including (for example) against contractors consultants architects consulting engineers surveyors or other employed or engaged in connection with the Services and/or to establish preserve or defend any rights amenities or facilities used or enjoyed by tenants or occupiers of the Estate or to which they may be entitled and/or to recover arrears of rent service charge or other payments from a tenant or other occupier of any part of the Estate

3.10 any other sums properly incurred by the Landlord in connection with the Estate

          PROVIDED THAT (for the avoidance of doubt) nothing contained in paragraphs 3.1 or 3.2 of this Schedule shall either impose upon the Landlord any obligation to carry out any works or provide any services beyond the matters set out in paragraph 2 of this Schedule

4.        Service Costs

          In this Schedule "the Service Costs" of any Accounting Period means all the reasonable costs expenses overheads payments charges and outgoings (together with Value Added Tax where applicable save where the Landlord is able to recover the same as an input) reasonably and properly incurred by or on behalf of the Landlord in or in respect of that Accounting Period in relation to the Services and the Additional Expenses of that Accounting Period

5.        Performance of Services

          The Landlord shall at all times during the Term carry out provide manage and operate or procure the provision management and operation of the Services (save to the extent that they are properly to be undertaken by a third party pursuant to the Adjoining Land Instruments) in an efficient manner and in accordance with the principles of good estate management and will use all reasonable endeavours to ensure that any third party bound by the Adjoining Land Instruments fulfils their obligations in the Adjoining Land Instruments as to the provision of the Services but:

5.1 in performing such obligations the Landlord shall be entitled in its discretion to employ managing agents contractors or such other persons as the Landlord may from time to time think fit

5.2       the  Landlord  shall  not  be  responsible  for  any  breach  of  such obligations due to any cause or circumstances not within the Landlord's reasonable control or to the extent that the Landlord is prevented from performing such obligations by Insured Risks or Uninsured Risks but the Landlord shall take all practicable steps to remedy such breach as soon as is reasonably practicable after being notified of the breach by the Tenant

5.3 the Landlord may in its absolute discretion withhold add to extend vary or make any alteration in the rendering of the Services or any of them from time to time if the Landlord reasonably considers it desirable to do so in time interest of good estate management

6.        The Service Charge

6.1 The Tenant shall as from the Service Charge Commencement Date pay to the Landlord by way of service charge (herein called "the Service Charge") a contribution towards the Service Costs in respect of each Accounting Period during the Term being that proportion of the Service Costs in the Accounting Period to which the Service Charge relates which is determined by the Landlord's Surveyor as being reasonable (and in the case of the first and last Accounting Periods with such allowance as the Landlord's Surveyor shall determine to be reasonably appropriate)

6.2 Before or as soon as reasonably practicable after time commencement of each Accounting Period (or in the case of the first Accounting Period the Service Charge Commencement Date) the Landlord's Surveyor shall make an estimate of the Service Charge payable by the Tenant in respect of such Accounting Period and shall notify the Tenant accordingly and the estimate of the Landlord's Surveyor shall he conclusive and final

6.3 The Tenant shall pay to the Landlord the Service Charge attributable to each Accounting Period as follows:

          (a) the amount estimated by the Landlord's Surveyor as described in clause 6.2 shall he payable in equal amounts on the last day of each calendar month during the relevant Accounting Period but:

               (i) the first such instalment payable on the Service Charge Commencement Date will be an apportioned amount determined by the Landlord's Surveyor if the Service Charge Commencement Date is not the end of a calendar month and

               (ii) the  monthly  amounts  payable  during the final  Accounting
                    Period may be adjusted by such amount as the Landlord's Surveyor shall determine to be reasonable to take into account of the fact that the Lease Termination Date may be earlier than time final day of such Accounting Period (if such is in fact the case)

          (b) if any sum payable by the Tenant pursuant to paragraph 6.3(a) of this Schedule shall not have been ascertained as at the date when such sum is expressed to be payable because the relevant estimate by the Landlord's Surveyor of the Service Charge payable by the Tenant has not then been notified to the Tenant the Tenant shall within fourteen days after demand by the Landlord (demand not to be made prior to the relevant estimate being notified to the Tenant) pay to the Landlord such sum as would otherwise then have been payable

          (c) if at any time during any Accounting Period it becomes apparent that the Service Charge payable by the Tenant for such Accounting Period will exceed or is likely to exceed the payments made or to be made by the Tenant under the foregoing provisions of this paragraph 6.3 the Landlord shall be entitled to call upon the Tenant to increase each of the remaining payments due in that Accounting Period by such amount as the Landlord's Surveyor shall certify in a notice to the Tenant to be responsible

          (d) upon the service by the Landlord on the Tenant of an account as referred to in paragraph 7 of this Schedule the Tenant shall pay to the Landlord within fourteen days after demand by the Landlord or there shall be allowed by the Landlord to the Tenant (as the case may be) the balance by which the Service Charge payable by the Tenant exceeds or falls short of the total sums paid by the Tenant to the Landlord pursuant to paragraphs 6.3(a) to 6.3(c) of this Schedule for the Accounting Period to which such account relates and the provisions of this paragraph 6.3(d) shall continue to apply notwithstanding the earlier expiry of the Term but only in respect of the period down to such expiry

7.        Accounting

7.1 As soon as reasonably practicable after time expiry of each Accounting Period the Landlord will prepare and supply to the Tenant an account:

          (a)  showing the Service Costs for the relevant Accounting Period

          (b)  containing a fair summary of the items referred to in it and

          (c) including a certificate by the Landlord of the Service Charge payable by the Tenant such Accounting Period

7.2 Save in the case of manifest error any account referred to in paragraph 7.1.of this Schedule will be conclusive evidence for the purposes of this Lease

                                   SCHEDULE 3

               Covenants and Agreements by a Surety of an Assignee

1.        The Surety covenants with the Landlord as a primary obligation:

1.1 that the Tenant or the Surety shall at all times during the Term duly perform and observe all the covenants conditions and other provisions on the part of the Tenant to be observed and performed in this Lease and shall indemnify the Landlord against all Losses sustained by the Landlord in any way directly or indirectly arising out of or resulting from any default by the Tenant in the performance and observance of any such covenants conditions and other provisions

1.2 not to claim in any liquidation bankruptcy administration receivership composition or arrangement of the Tenant in competition with the Landlord and to remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy administrator administrative receiver or supervisor of the Tenant to the extent any sums shall be payable to the Landlord by the Tenant or the Surety

1.3 if any of the following events shall occur (any such event which occurs being herein called a "Relevant Event" and the date on which any such event occurs being herein called "the Relevant Event Date"):

          (a) the Tenant (being a Company) shall go into liquidation and the Liquidator shall disclaim this Lease or

          (b)  the Tenant (being a Company) shall cease to exist or

          (c) the Tenant (being an individual) shall become bankrupt and the Trustee in bankruptcy shall disclaim this Lease or

          (d)  the Tenant (being an individual) shall die or

          (e)  this Lease shall be forfeited under the provisions of this Lease then the Surety will take from the Landlord but only if so required by the Landlord by written notice to the Surety a Lease of the Property for a term equal to the residue of the Contractual Term unexpired at the Relevant Event Date at the same several rents payable immediately prior to time Relevant Event Date and subject to the like covenants and conditions (including the same dates and provisions for the review of rent as are applicable to this Lease) as are contained in this Lease and the Surety shall execute and deliver to the Landlord a counterpart of such Lease PROVIDED ALWAYS that the Landlord shall not serve such written notice upon the Tenant later than six months after:

               (i) (where time Relevant Event is one of the events described in sub-paragraphs 1.3(a) to 1.3(d) (inclusive) of this paragraph 1.3) the Surety shall have served written notice upon the Landlord (here meaning the person or persons at such time entitled to the immediate reversion of the Property expectant on the expiry of the Term) stating that the Relevant Event has occurred and specifying time Relevant Event and stating that the provisions hereinbefore contained in this paragraph 1.3 apply

               (ii) (where  the  Relevant  Event  is  the  event   described  in
                    sub-paragraph 1.3(e) of this paragraph 1.3) the Relevant Event Date

          AND such new Lease and the counterpart thereof shall be prepared by the Landlord and all reasonable costs and legal charges and stamp duties incurred in respect thereof and the notices hereinbefore referred to shall be borne by the Surety

1.4 if a Relevant Event occurs and the Landlord shall not require the Surety to take a lease the Surety shall nevertheless upon demand pay to the Landlord the rents and all other sums that would have been payable under this Lease if the Relevant Event had not occurred in respect of the period from and including time Relevant Event Date until the last date upon which the Landlord shall be entitled to serve a written notice upon time Surety requiring the Surety to take a new Lease of the Property or until the Landlord shall have granted a lease of the Property to a third party (whichever shall first occur)

2.        The Surety agrees that:

2.1 it is jointly and severally liable with the Tenant (whether before or after the occurrence out any Relevant Event) for the fulfilment of all the Tenant's covenants conditions and other provisions contained in this Lease until and including the last day upon which the Landlord shall he entitled to serve a written notice upon the Surety pursuant to paragraph 1.3 of this Schedule requiring the Surety to take a new lease of the Property and the Landlord in the enforcement of its rights may proceed against the Surety as if the Surety was named as the Tenant in this Lease but (subject to and without prejudice to the provisions of paragraphs 1.3 and 1.4 of this Schedule) the Surety shall have no greater liability under this Lease than it would have had if the Surety had been named as time Tenant in this Lease

2.2 it waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy of any kind which may be available to the Landlord before proceeding against the Surety

2.3 none of the following (or any combination of them) shall release determine discharge or in any way lessen or affect the liability of the Surety as principal debtor under this Lease or otherwise prejudice or affect the liability of the Surety to accept a new Lease in accordance with the provisions of this Schedule:

          (a) any neglect delay or indulgence or extension of time given by the Landlord in enforcing payment of rents or any other sums due under this Lease or in enforcing the performance or observance of any of the Tenant's covenants conditions or other provisions contained in this Lease

          (b) any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant following a breach of covenant by the Tenant

          (c) any variation of the terms of this Lease (including any reviews of the rent payable under this Lease or the transfer of the Landlord's reversion

          (d) any legal limitation or any immunity disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant (whether or not known to the Landlord)

          (e) any other act omission matter or thing of any kind by virtue of which (but for this provision) the Surety would be exonerated either wholly or in part (other than a release under seal given by the Landlord)

2.4 the benefit of the covenants and agreements contained in this Schedule shall subsist for the benefit of the Landlord and the successors and assigns of the Landlord's reversion without the necessity for any assignment of it

2.5 where the Surety comprises more than one person such covenants and agreements shall have been entered into) jointly and severally by such persons

2.6 the provisions of this Schedule shall he governed by English Law and the Surety agrees to submit to the jurisdiction of the English courts

                                   SCHEDULE 4

          Covenants and agreements by a surety or sureties in respect of an underlease

1.        In this Schedule:

the Intermediate
Landlord:           means "the Tenant" within time meaning of this Lease

the Licence
to Underlet:        means the Licence in which the Landlord grants to the Tenant licence to grant an underlease of the Property to the Undertenant the Superior
Landlord:           means "the Landlord" within the meaning of this Lease

the Underlease:     means the  underlease  to be  granted  by the  Tenant to the
                    Undertenant and

the Undertenant:    means the proposed undertenant

2. The Surety covenants within the Superior Landlord as a primary obligation:

2.1 that the Undertenant or the Surety shall at all times duly perform and observe all the covenants conditions and other provisions on the part of the Undertenant to be observed and performed in the Licence to Underlet and shall indemnify the Superior Landlord against all Losses sustained by the Superior Landlord in any way directly or indirectly arising out of or resulting from any default by the Undertenant in the performance and observance of any such covenants conditions and other provisions

2.2 not to claim in any liquidation bankruptcy administration receivership composition or arrangement of the Undertenant in competition within the Superior Landlord and to remit to the Superior Landlord the proceeds of all judgments and all distributions it may receive from any liquidator trustee in bankruptcy administrator administrative receiver or supervisor of the Tenant to the extent any sums shall he payable to the Superior Landlord by the Undertenant

3.        The Surety agrees that:

3.1 It is jointly and severally liable with the Undertenant for the fulfilment of all the Undertenants covenants conditions and other provisions contained in the Licence to Underlet

3.2 it waives any right to require the Superior Landlord to proceed against the Undertenant or to pursue any other remedy of any kind which may be available to the Superior Landlord before proceeding against the Surety

3.3 none of the following (or any combination of them) shall release determine discharge or in any way lessen or affect the liability of the Surety as principal debtor to the Superior Landlord:

          (a) any neglect delay or indulgence or extension of time given by the Superior Landlord in enforcing the performance or observance of any of the Undertenant's covenants conditions or other provisions contained in the Licence to Underlet

          (b) any variation of the terms of the Underlease (including any reviews of the rent payable under the Underlease)

          (c) any legal limitation or any immunity disability or incapacity of the Undertenant (whether or not known to the Superior Landlord or the Intermediate Landlord) or the fact that any dealings with the Superior Landlord or the Intermediate Landlord by the Undertenant may be outside or in excess of the powers if the Undertenant (whether or not known to the Landlord or the Superior Landlord)

          (d) any other act omission matter or thing of any kind by virtue of which (but for this provision) the Surety would be exonerated either wholly or in part (other than a release under seal given by time Superior Landlord)

3.4 the benefit of the covenants and agreements contained in this Schedule shall subsist for the benefit of the Superior Landlord and the successors and assigns of the Superior Landlord's interest in the Property immediately expectant on the determination of the Term without the necessity for any assignment of it

3.5 where the Surety comprises more than one person such covenants and agreements shall have been entered into) jointly and severally by such persons

3.6 the provisions of this Schedule shall be governed by English Law and the Surety agrees to submit to the jurisdiction of the English courts








SIGNED as a Deed by                       )
TIMET UK LIMITED acting by a director     )
and its secretary/two directors:                    )


           Director


           Director/Secretary